                                                                    Exhibit 99.2
                                                                          Page 6

   CASE NAME:                 Aerovox, Inc.                                      COMPARATIVE BALANCE SHEET              FORM OPR-1
   CASE NUMBER:               01-14680 jnf                                          FOR MONTH ENDED:


                                                       12/29/2001      1/26/2002        2/23/2002       3/30/2002       4/27/2002
                                                      ------------   -------------    -------------   -------------   -------------
ASSETS

   CURRENT ASSETS:

      Cash                                            $  4,019,746   $   4,033,165    $  3,547,973    $  3,485,561    $  3,516,778
                                                      -------------  --------------   -------------   -------------   -------------

      Other negotiable instruments (i.e. CD's,
        Treasury Bills, etc.)                                    0               0               0               0               0
                                                      -------------  --------------   -------------   -------------   -------------


      Accounts receivable, gross (OPR-3)                 7,230,853       7,167,409       7,698,454       7,498,202       7,458,906
                                                      -------------  --------------   -------------   -------------   -------------

      Less: Allowance for doubtful accounts             (1,350,439)     (1,359,439)     (1,368,595)       (973,473)       (983,473)
                                                      -------------  --------------   -------------   -------------   -------------

      Inventory, at cost                                10,649,769      10,257,300      10,068,804       9,699,305       9,908,088
                                                      -------------  --------------   -------------   -------------   -------------

      Prepaid expenses and other current assets            110,268         174,304         193,414         158,018         123,719
                                                      -------------  --------------   -------------   -------------   -------------

      Other: Intercompany receivables (payables)           505,851         620,899         413,359         208,359         625,566
                                                      -------------  --------------   -------------   -------------   -------------

   TOTAL CURRENT ASSETS                                 21,166,047      20,893,637      20,553,408      20,075,971      20,649,584
                                                      ------------- ---------------   -------------   -------------   -------------

   PROPERTY, PLANT, AND EQUIPMENT, AT COST              50,528,861      49,481,592      49,483,072      49,483,286      49,486,509
                                                      -------------  --------------   -------------   -------------   -------------

      Less: Accumulated depreciation                   (25,429,439)    (25,032,360)    (25,300,269)    (25,568,732)    (25,837,088)
                                                      -------------  --------------   -------------   -------------   -------------

   NET PROPERTY, PLANT AND EQUIPMENT                    25,099,422      24,449,232      24,182,803      23,914,554      23,649,421
                                                      -------------   -------------   -------------   -------------   -------------

   OTHER ASSETS

      Investments                                       15,522,849      15,287,298      15,402,070      15,310,416      14,661,274
                                                      -------------   ------------    ------------    -------------   -------------

      Other: Def. fin. cost and org costs                  171,106         170,023         168,940         167,857         166,774
                                                      -------------   -------------   -------------   -------------   -------------

      Other assets (includes deposits)                   5,114,243       5,144,145       5,246,874       5,162,920       5,124,481
                                                      -------------   -------------   -------------   -------------   -------------

TOTAL ASSETS                                          $ 67,073,667    $ 65,944,337    $ 65,554,095    $ 64,631,719    $ 64,251,534
                                                      =============   =============   =============   =============   =============

                                                                    Exhibit 99.2
                                                                          Page 7

    CASE NAME:           Aerovox, Inc.
    CASE NUMBER:         01-14680 jnf                    FORM OPR-2

                                                         12/29/01        01/26/02        02/23/02        03/30/02         04/27/02
                                                       -----------     ------------    ------------    ------------    ------------
   LIABILITIES

   POST PETITION LIABILITIES (OPR-4)                   $  1,551,132    $  1,679,602    $  2,067,654    $  2,653,424    $  2,928,695
                                                       ------------    ------------    ------------    ------------    ------------

   PRE PETITION LIABILITIES

    Priority debt                                           386,453         228,490         228,490         228,490         228,490
                                                       ------------    ------------    ------------    ------------    ------------

    Secured debt                                         29,300,919      29,300,919      29,300,919      29,300,919      29,300,919
                                                       ------------    ------------    ------------    ------------    ------------

    Unsecured debt                                       19,509,617      19,509,617      19,283,684      18,997,942      18,997,942
                                                       ------------    ------------    ------------    ------------    ------------

   TOTAL PRE PETITION LIABILITIES                        49,196,989      49,039,027      48,813,093      48,527,351      48,527,351
                                                       ------------    ------------    ------------    ------------    ------------

   OTHER LIABILITIES PER BOOK                             5,499,934       5,499,934       5,499,934       5,499,934       5,499,934
                                                       ------------    ------------    ------------    ------------    ------------

TOTAL LIABILITIES                                        56,248,055      56,218,563      56,380,682      56,680,710      56,955,981
                                                       ------------    ------------    ------------    ------------    ------------

SHAREHOLDERS' EQUITY

   REDEEMABLE COMMON STOCK                                1,249,800       1,099,800       1,071,800         937,800         885,800
                                                       ------------    ------------    ------------    ------------    ------------

   COMMON STOCK                                           5,450,979       5,450,979       5,450,979       5,450,979       5,450,979
                                                       ------------    ------------    ------------    ------------    ------------

   PAID IN CAPITAL                                        1,172,366       1,172,366       1,172,366       1,172,366       1,172,366
                                                       ------------    ------------    ------------    ------------    ------------

   RETAINED EARNINGS

    Through filing date                                   9,674,670       9,674,670       9,674,670       9,674,670       9,674,670
                                                       ------------    ------------    ------------    ------------    ------------

    Post filing date                                     (3,853,500)     (4,815,953)     (5,314,553)     (6,364,455)     (6,998,329)
                                                       ------------    ------------    ------------    ------------    ------------

   ACCUMULATED OTHER COMPREHENSIVE PROFIT (LOSS)         (2,868,703)     (2,856,089)     (2,881,849)     (2,920,351)     (2,889,933)
                                                       ------------    ------------    ------------    ------------    ------------

TOTAL SHAREHOLDERS' EQUITY                               10,825,612       9,725,774       9,173,413       7,951,009       7,295,553
                                                       ------------    ------------    ------------    ------------    ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $ 67,073,667    $ 65,944,337    $ 65,554,095    $ 64,631,719    $ 64,251,534
                                                       ============    ============    ============    ============    ============